UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1. Reports to Stockholders.

12 | 31 | 2012

ANNUAL REPORT

Oppenheimer Equity Fund

OppenheimerFunds®

The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
1-Year	13.60%	7.07%	16.00%	16.42%
5-Year	-0.75	-1.92	1.66	1.92
10-Year	5.93	5.31	7.10	7.52

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 13.60% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 16.42%. The Fund’s underperformance stemmed from weaker relative stock selection in the health care and consumer discretionary sectors. The Fund outperformed the Index in the information technology and consumer staples sectors, due to stronger stock selection.

MARKET OVERVIEW

Domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. equity market as well as across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

The second quarter was more volatile for the equity markets. In the U.S., slower than

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER EQUITY FUND	3

expected first quarter growth contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the equity markets generally resumed an upward trend despite ongoing concerns. In the U.S., the Fed introduced QE3, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. However, the market did experience volatility due to uncertainty over the outcome of the Presidential election. In addition, the lack of visibility about resolution of the “fiscal cliff” weighed further on both business and consumer spending. These concerns were not enough to offset earlier gains, and immediately following the close of the period, the U.S. Congress enacted a last minute temporary resolution to the fiscal cliff.

Outside of the U.S., the results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences that might have for the euro far less likely. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

FUND PERFORMANCE

During the reporting period, information technology stock Apple, Inc., the top holding of the Fund at period end, was the Fund’s strongest performing holding. Apple benefited from its success at innovation and its highly recognizable brand, leading to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Also contributing to performance within information technology was eBay, Inc. The company’s earnings beat expectations and management raised guidance for both 2012 revenues and profits. eBay also benefited from a turnaround in its Marketplace segment with improvements to the user experience leading to increased

4	OPPENHEIMER EQUITY FUND

loyalty and great volumes of transactions. PayPal, eBay’s online payment service, continued to be a significant contributor to eBay’s growth with results that exceeded expectations.

A number of bank stocks also contributed to performance, namely Goldman Sachs Group, Inc. Goldman had strong revenue and earnings results and beat analysts’ estimates. The bank’s investments in stock and bond securities and its trading in mortgage products benefited results. Other bank stocks that benefited performance were Wells Fargo & Co., JPMorgan Chase & Co. and U.S. Bancorp. Following several moves by the Fed to help spur growth, bank stocks generally rallied during the period and financials was the top performing index sector. The period also saw a more constructive view for large banks. We exited our position in U.S. Bancorp by period end.

Outside of information technology and financials, consumer discretionary stock Comcast Corp. and health care stock Baxter International, Inc. were top performers for the Fund. Comcast is a cable provider whose high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and substantially increased its dividend. Baxter International is a diversified health care company that announced positive results, due largely to strong demand in its bioscience business.

The most significant detractors from performance were industrials stock Navistar International Corp. and health care company Humana, Inc. Navistar, which we established a position in this period, is a manufacturer of commercial and military trucks. The stock was negatively impacted by higher costs and declining share in the Heavy Duty Class 8 truck market as it seeks to comply with new emissions rules for certain engines. Humana, Inc. detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. Financials stock The PNC Financial Services Group, Inc. and information technology company Juniper Networks, Inc. also detracted from results. The PNC Financial Services Group was a new position established by the Fund and experienced some volatile performance at the outset. Juniper is a producer of computer networking gear that reduced gross margin targets as management reported newer products would need additional time to become profitable.

STRATEGY & OUTLOOK

Despite the prospect of ongoing market volatility, we remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon the OpenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the

OPPENHEIMER EQUITY FUND	5

potential advantages of both investment styles regardless of which one is in style. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Julie Van Cleave, CFA Portfolio Manager

Michael Kotlarz[1] Portfolio Manager

1. Became a Portfolio Manager on June 29, 2012.

Mitch Williams, CFA Portfolio Manager

6	OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	4.3%
Chevron Corp.	3.4
Humana, Inc.	2.4
QUALCOMM, Inc.	2.1
Honeywell International, Inc.	2.0
Merck & Co., Inc.	1.7
Exxon Mobil Corp.	1.6
Google, Inc., Cl. A	1.6
Marsh & McLennan Cos., Inc.	1.6
Wells Fargo & Co.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	6.3
Commercial Banks	4.9
Chemicals	4.7
Computers & Peripherals	4.6
Insurance	4.2
Energy Equipment & Services	4.0
Beverages	4.0
Health Care Providers & Services	3.8
Aerospace & Defense	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of common stocks.

OPPENHEIMER EQUITY FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	13.60%	-0.75%	5.93%
Class B (OEQBX)	5/3/93	12.60%	-1.69%	5.39%
Class C (OEQCX)	8/29/95	12.60%	-1.66%	4.97%
Class N (OEQNX)	3/1/01	13.13%	-1.18%	5.49%
Class Y (OEQYX)	6/1/94	13.82%	-0.59%	6.08%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/12
	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	7.07%	-1.92%	5.31%
Class B (OEQBX)	5/3/93	7.60%	-2.08%	5.39%
Class C (OEQCX)	8/29/95	11.60%	-1.66%	4.97%
Class N (OEQNX)	3/1/01	12.13%	-1.18%	5.49%
Class Y (OEQYX)	6/1/94	13.82%	-0.59%	6.08%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial

8	OPPENHEIMER EQUITY FUND

advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER EQUITY FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER EQUITY FUND

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Class A	$1,000.00	$1,069.40	$5.11
Class B	1,000.00	1,063.70	10.06
Class C	1,000.00	1,065.20	10.12
Class N	1,000.00	1,066.10	7.50
Class Y	1,000.00	1,070.20	4.38

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.21	4.99
Class B	1,000.00	1,015.43	9.82
Class C	1,000.00	1,015.38	9.88
Class N	1,000.00	1,017.90	7.33
Class Y	1,000.00	1,020.91	4.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.93
Class C	1.94
Class N	1.44
Class Y	0.84

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER EQUITY FUND	11

STATEMENT OF INVESTMENTS December 31, 2012

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—12.1%
Auto Components—0.5%
Johnson Controls, Inc.	213,640	$6,558,748
Automobiles—1.0%
Ford Motor Co.	1,011,490	13,098,796
Hotels, Restaurants & Leisure—1.7%
McDonald’s Corp.	163,690	14,439,095
Yum! Brands, Inc.	115,700	7,682,480

		22,121,575
Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	37,383	9,388,367
Media—1.8%
Comcast Corp., Cl. A	286,420	10,706,380
Walt Disney Co. (The)	269,520	13,419,401

		24,125,781
Multiline Retail—1.4%
Target Corp.	324,650	19,209,541
Specialty Retail—3.3%
Lowe’s Cos., Inc.	540,730	19,206,730
O’Reilly Automotive, Inc.[1]	123,520	11,045,158
Tiffany & Co.	96,320	5,522,989
TJX Cos., Inc. (The)	238,770	10,135,787

		45,910,664
Textiles, Apparel & Luxury Goods—1.7%
Coach, Inc.	145,785	8,092,525
Nike, Inc., Cl. B	196,640	10,146,624
Ralph Lauren Corp., Cl. A	38,900	5,831,888

		24,071,037
Consumer Staples—11.1%
Beverages—4.0%
Brown-Forman Corp., Cl. B	126,870	8,024,527
Coca-Cola Co. (The)	494,350	17,920,187
Molson Coors Brewing Co.,
Cl. B, Non-Vtg.	245,340	10,498,099
PepsiCo, Inc.	100,820	6,899,113
SABMiller plc	236,390	11,126,424

		54,468,350
Food & Staples Retailing—2.2%
Costco Wholesale Corp.	138,710	13,700,387
Walgreen Co.	455,890	16,872,489

		30,572,876
Food Products—2.6%
Kellogg Co.	320,000	17,872,000
Mead Johnson Nutrition Co., Cl. A	99,390	6,548,807

	Shares	Value
Food Products Continued
Nestle SA	161,610	$10,530,756

		34,951,563
Household Products—1.2%
Colgate-Palmolive Co.	86,940	9,088,708
Procter & Gamble Co. (The)	108,200	7,345,698

		16,434,406
Personal Products—0.5%
Estee Lauder Cos., Inc. (The), Cl. A	123,190	7,374,153
Tobacco—0.6%
Philip Morris International, Inc.	91,220	7,629,641
Energy—11.1%
Energy Equipment & Services—4.0%
Baker Hughes, Inc.	256,080	10,458,307
Cameron International Corp.[1]	169,220	9,554,161
Ensco plc, Cl. A	161,300	9,561,864
National Oilwell Varco, Inc.	146,810	10,034,464
Oceaneering International, Inc.	57,290	3,081,629
Schlumberger Ltd.	179,930	12,467,350

		55,157,775
Oil, Gas & Consumable Fuels—7.1%
Apache Corp.	71,150	5,585,275
Chevron Corp.	428,128	46,297,762
Concho Resources, Inc.[1]	36,090	2,907,410
Devon Energy Corp.	93,020	4,840,761
Exxon Mobil Corp.	257,020	22,245,081
Noble Energy, Inc.	90,870	9,245,114
Phillips 66	95,030	5,046,093

		96,167,496
Financials—12.7%
Capital Markets—1.3%
Goldman Sachs Group, Inc. (The)	129,180	16,478,201
Northern Trust Corp.	21,220	1,064,395

		17,542,596
Commercial Banks—4.9%
M&T Bank Corp.	170,950	16,833,447
PNC Financial Services Group, Inc.	125,330	7,307,992
Standard Chartered plc	222,126	5,630,598
SunTrust Banks, Inc.	585,910	16,610,549
Wells Fargo & Co.	634,550	21,688,919

		68,071,505

12	OPPENHEIMER EQUITY FUND

	Shares	Value
Consumer Finance—0.6%
American Express Co.	131,440	$7,555,171
Diversified Financial Services—1.7%
Bank of America Corp.	713,760	8,279,616
Citigroup, Inc.	91,520	3,620,531
JPMorgan Chase & Co.	247,730	10,892,688

		22,792,835
Insurance—4.2%
ACE Ltd.	235,950	18,828,810
Marsh & McLennan Cos., Inc.	634,220	21,861,563
MetLife, Inc.	205,010	6,753,029
Travelers Cos., Inc. (The)	130,250	9,354,555

		56,797,957
Health Care—13.9%
Biotechnology—1.2%
Alexion Pharmaceuticals, Inc.[1]	48,300	4,531,023
Biogen Idec, Inc.[1]	18,510	2,714,862
Vertex Pharmaceuticals, Inc.[1]	216,960	9,099,302

		16,345,187
Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	324,570	21,635,836
Health Care Providers & Services—3.8%
Humana, Inc.	484,880	33,277,314
UnitedHealth Group, Inc.	348,270	18,890,165

		52,167,479
Health Care Technology—0.5%
Cerner Corp.[1]	88,530	6,873,469
Life Sciences Tools & Services—0.5%
Mettler-Toledo International, Inc.[1]	33,050	6,388,565
Pharmaceuticals—6.3%
Allergan, Inc.	133,630	12,257,880
Bristol-Myers Squibb Co.	286,510	9,337,361
Merck & Co., Inc.	564,460	23,108,992
Novo Nordisk AS, Cl. B	77,077	12,588,203
Perrigo Co.	56,030	5,828,801
Roche Holding AG	44,475	9,060,665
Teva Pharmaceutical Industries Ltd., Sponsored ADR	370,130	13,820,654

		86,002,556

	Shares	Value
Industrials—11.4%
Aerospace & Defense—3.8%
Honeywell International, Inc.	437,210	$27,749,719
Precision Castparts Corp.	55,500	10,512,810
TransDigm Group, Inc.	40,930	5,581,215
United Technologies Corp.	100,300	8,225,603

		52,069,347
Commercial Services & Supplies—0.6%
Tyco International Ltd.	269,710	7,889,018
Construction & Engineering—0.8%
Quanta Services, Inc.[1]	389,570	10,631,365
Electrical Equipment—0.8%
AMETEK, Inc.	46,770	1,757,149
Eaton Corp. plc	108,640	5,888,288
Roper Industries, Inc.	34,870	3,887,308

		11,532,745
Machinery—2.9%
AGCO Corp.[1]	250,900	12,324,208
Cummins, Inc.	71,500	7,747,025
Joy Global, Inc.	108,370	6,911,839
Navistar International Corp.[1]	238,410	5,190,186
Parker Hannifin Corp.	87,220	7,418,933

		39,592,191
Road & Rail—1.8%
J.B. Hunt Transport Services, Inc.	88,540	5,286,723
Kansas City Southern	90,650	7,567,462
Union Pacific Corp.	84,220	10,588,138

		23,442,323
Trading Companies & Distributors—0.7%
AerCap Holdings NV1	432,796	5,937,961
W.W. Grainger, Inc.	19,990	4,045,376

		9,983,337
Information Technology—17.9%
Communications Equipment—3.3%
Juniper Networks, Inc.[1]	842,220	16,566,467
QUALCOMM, Inc.	451,760	28,018,155

		44,584,622
Computers & Peripherals—4.6%
Apple, Inc.	109,820	58,537,355
SanDisk Corp.[1]	79,990	3,484,364

		62,021,719
Electronic Equipment, Instruments, & Components—1.0%
Corning, Inc.	484,490	6,114,264

OPPENHEIMER EQUITY FUND	13

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Electronic Equipment, Instruments, & Components Continued
TE Connectivity Ltd.	215,440	$7,997,133

		14,111,397
Internet Software & Services—2.5%
eBay, Inc.[1]	239,770	12,233,065
Google, Inc., Cl. A1	31,290	22,196,187

		34,429,252
IT Services—1.9%
Fiserv, Inc.[1]	68,350	5,401,700
Teradata Corp.[1]	153,560	9,503,828
Visa, Inc., Cl. A	68,060	10,316,535

		25,222,063
Semiconductors & Semiconductor Equipment—2.7%
Analog Devices, Inc.	196,290	8,255,957
Avago Technologies Ltd.	178,240	5,643,078
Broadcom Corp., Cl. A1	242,714	8,060,532
Texas Instruments, Inc.	167,870	5,193,898
Xilinx, Inc.	264,420	9,492,678

		36,646,143
Software—1.9%
Intuit, Inc.	132,130	7,861,735
Salesforce.com, Inc.[1]	65,990	11,092,919
VMware, Inc., Cl. A1	79,420	7,476,599

		26,431,253
Materials—5.5%
Chemicals—4.7%
Ecolab, Inc.	129,510	9,311,769
LyondellBasell Industries NV, Cl. A	209,542	11,962,753
Monsanto Co.	138,080	13,069,272
Mosaic Co. (The)	301,700	17,085,271
PPG Industries, Inc.	61,020	8,259,057
Praxair, Inc.	30,810	3,372,155

		63,060,277

	Shares		Value
Containers & Packaging—0.8%
Crown Holdings, Inc.[1]	56,210		$2,069,090
Rock-Tenn Co., Cl. A	138,250		9,665,058

			11,734,148
Telecommunication Services—1.9%
Diversified Telecommunication Services—1.9%
AT&T, Inc.	141,938		4,784,730
Verizon Communications, Inc.	492,130		21,294,465

			26,079,195
Utilities—1.6%
Electric Utilities—1.2%
American Electric Power Co., Inc.	215,330		9,190,284
Edison International	163,010		7,366,422

			16,556,706
Multi-Utilities—0.4%
Public Service Enterprise Group, Inc.	197,720		6,050,232

Total Common Stocks (Cost $1,057,949,725)			1,351,481,258
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $11,395,337)	11,395,337		$11,395,337
Total Investments, at Value (Cost $1,069,345,062)	100.0%		1,362,876,595
Liabilities in Excess of Other Assets	(0.0)		(448,028)

Net Assets	100.0	% $	1,362,428,567

14	OPPENHEIMER EQUITY FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	40,412,584	377,177,450	406,194,697	11,395,337

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$11,395,337	$58,987

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of December 31, 2012.

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:
Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse
Swiss Franc (CHF)	Sell	229	CHF	1/3/13	$250,858	$149	$-
Deutsche Bank Securities, Inc.
Danish Krone (DKK)	Sell	905	DKK	1/3/13	160,133	375	-
Nomura Securities
British Pounds (GBP)	Sell	130	GBP	1/2/13	210,926	-	2,076

Total unrealized appreciation and depreciation						$524	$2,076

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY FUND	15

STATEMENT OF ASSETS AND LIABILITIES December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,057,949,725)	$1,351,481,258
Affiliated companies (cost $11,395,337)	11,395,337
1,362,876,595
Cash	85
Unrealized appreciation on foreign currency exchange contracts	524
Receivables and other assets:
Dividends	1,083,561
Investments sold	621,917
Shares of beneficial interest sold	226,301
Other	93,119
Total assets	1,364,902,102
Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,076
Payables and other liabilities:
Shares of beneficial interest redeemed	1,716,693
Distribution and service plan fees	294,380
Transfer and shareholder servicing agent fees	229,015
Shareholder communications	115,229
Trustees’ compensation	66,631
Other	49,511
Total liabilities	2,473,535

Net Assets	$1,362,428,567

Composition of Net Assets
Par value of shares of beneficial interest	$14,321,279
Additional paid-in capital	1,487,351,081
Accumulated net investment income	8,585,406
Accumulated net realized loss on investments and foreign currency transactions	(441,360,469)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	293,531,270
Net Assets	$1,362,428,567

16	OPPENHEIMER EQUITY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,237,634,881 and 129,403,463 shares of beneficial interest outstanding)	$9.56
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,679,389 and 3,578,592 shares of beneficial interest outstanding)	$8.85
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,765,208 and 6,183,325 shares of beneficial interest outstanding)	$8.86
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,380,244 and 2,063,615 shares of beneficial interest outstanding)	$9.39
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $18,968,845 and 1,983,799 shares of beneficial interest outstanding)	$9.56

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY FUND	17

STATEMENT OF OPERATIONS For the Year Ended December 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $264,385)	$28,797,932
Affiliated companies	58,987
Interest	1,522
Other income	60,580
Total investment income	28,919,021
Expenses
Management fees	7,868,007
Distribution and service plan fees:
Class A	2,545,169
Class B	348,517
Class C	559,945
Class N	118,709
Transfer and shareholder servicing agent fees:
Class A	2,181,795
Class B	165,472
Class C	174,689
Class N	73,353
Class Y	78,498
Shareholder communications:
Class A	298,410
Class B	25,476
Class C	20,609
Class N	5,476
Class Y	928
Trustees’ compensation	77,241
Custodian fees and expenses	6,880
Administration service fees	1,500
Other	204,776
Total expenses	14,755,450
Less waivers and reimbursements of expenses	(76,094)
Net expenses	14,679,356
Net Investment Income	14,239,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	90,930,538
Foreign currency transactions	(16,468)
Total net realized gain	90,914,070
Net change in unrealized appreciation/depreciation on:
Investments	75,699,695
Translation of assets and liabilities denominated in foreign currencies	759,894
Total net change in unrealized appreciation/depreciation	76,459,589
Net Increase in Net Assets Resulting from Operations	$181,613,324

See accompanying Notes to Financial Statements.

18	OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$14,239,665	$11,341,712
Net realized gain	90,914,070	117,965,114
Net change in unrealized appreciation/depreciation	76,459,589	(170,857,426)
Net increase (decrease) in net assets resulting from operations	181,613,324	(41,550,600)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,792,912)	(9,182,030)
Class B	_	_
Class C	(79,416)	_
Class N	(99,473)	(54,687)
Class Y	(296,035)	(389,182)
	(14,267,836)	(9,625,899)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(150,409,894)	(185,820,599)
Class B	(9,265,507)	(12,054,902)
Class C	(6,166,882)	(5,389,249)
Class N	(8,878,356)	(9,745,173)
Class Y	(16,150,638)	(19,420,436)
	(190,871,277)	(232,430,359)
Net Assets
Total decrease	(23,525,789)	(283,606,858)
Beginning of period	1,385,954,356	1,669,561,214
End of period (including accumulated net investment income of $8,585,406 and $8,630,045, respectively)	$1,362,428,567	$1,385,954,356

1. December 30, 2011 represents the last business day for the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY FUND	19

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.83	$7.93	$5.75	$10.33
Income (loss) from investment operations:
Net investment income[2]	0.10	0.07	0.04	0.04	0.06
Net realized and unrealized gain (loss)	1.06	(0.33)	0.91	2.19	(4.59)

Total from investment operations	1.16	(0.26)	0.95	2.23	(4.53)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.05)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	(0.11)	(0.06)	(0.05)	(0.05)	(0.05)
Net asset value, end of period	$9.56	$8.51	$8.83	$7.93	$5.75

Total Return, at Net Asset Value[3]	13.60%	(2.91)%	12.01%	38.79%	(43.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,237,635	$1,238,188	$1,469,388	$1,560,867	$1,325,211
Average net assets (in thousands)	$1,274,345	$1,374,779	$1,459,514	$1,384,195	$2,114,509
Ratios to average net assets:[4]
Net investment income	1.07%	0.80%	0.45%	0.67%	0.67%
Total expenses[5]	0.97%	0.95%	0.99%	1.03%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.95%	0.99%	1.03%	0.94%
Portfolio turnover rate	58%	50%	81%	79%	111%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.94%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER EQUITY FUND

	Year Ended December 31,		Year Ended December 30,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
Class B	2012		2011[1]	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$7.86		$8.18	$7.38	$5.36	$9.69
Income (loss) from investment operations:
Net investment income (loss)[2]	0.00	[3]	(0.02)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.99		(0.30)	0.84	2.03	(4.28)

Total from investment operations	0.99		(0.32)	0.80	2.02	(4.30)
Net investment income (loss)[2]	0.00	[3]	(0.02)	(0.04)	(0.01)	(0.02)
Total from investment operations	0.99		(0.32)	0.80	2.02	(4.30)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	(0.0)		0.00	0.00	0.00	(0.03)
Net asset value, end of period	$8.85		$7.86	$8.18	$7.38	$5.36

Total Return, at Net Asset Value[4]	12.60%		(3.91)%	10.84%	37.69%	(44.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,680		$36,681	$49,914	$57,266	$58,190
Average net assets (in thousands)	$34,957		$43,272	$49,983	$55,123	$100,715
Ratios to average net assets:[5]
Net investment income (loss)	0 .04%		(0.22)%	(0.48)%	(0.23)%	(0.21)%
Total expenses[6]	2.12%		2.13%	2.17%	2.32%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%		1.96%	1.96%	1.97%	1.82%
Portfolio turnover rate	58%		50%	81%	79%	111%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%
Year Ended December 31, 2008	1.84%

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY FUND	21

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$7.88	$8.19	$7.38	$5.37	$9.70
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.01)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.98	(0.30)	0.85	2.02	(4.28)

Total from investment operations	0.99	(0.31)	0.81	2.01	(4.30)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	(0.01)	0.00	0.00	0.00	(0.03)
Net asset value, end of period	$8.86	$7.88	$8.19	$7.38	$5.37

Total Return, at Net Asset Value[3]	12.60%	(3.79)%	10.98%	37.43%	(44.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,765	$54,341	$61,965	$64,263	$56,415
Average net assets (in thousands)	$56,330	$59,374	$60,389	$58,012	$90,137
Ratios to average net assets:[4]
Net investment income (loss)	0.13%	(0.15)%	(0.48)%	(0.23)%	(0.24)%
Total expenses[5]	1.92%	1.90%	1.94%	2.02%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.90%	1.93%	1.94%	1.85%
Portfolio turnover rate	58%	50%	81%	79%	111%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%
Year Ended December 31, 2008	1.88%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER EQUITY FUND

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
Class N	2012	2011[1]	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.64	$7.77	$5.63	$10.13
Income (loss) from investment operations:
Net investment income[2]	0.06	0.03	0.00 [3]	0.02	0.02
Net realized and unrealized gain (loss)	1.03	(0.31)	0.88	2.14	(4.49)

Total from investment operations	1.09	(0.28)	0.88	2.16	(4.47)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.03)

Total dividends and/or distributions to shareholders	(0.04)	(0.02)	(0.01)	(0.02)	(0.03)
Net asset value, end of period	$9.39	$8.34	$8.64	$7.77	$5.63

Total Return, at Net Asset Value[4]	13.13%	(3.27)%	11.38%	38.41%	(44.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,380	$25,309	$35,729	$37,846	$33,852
Average net assets (in thousands)	$23,858	$29,936	$36,203	$34,829	$49,633
Ratios to average net assets:[5]
Net investment income	0.62%	0.33%	0.01%	0.30%	0.25%
Total expenses[6]	1.40%	1.41%	1.48%	1.54%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.41%	1.43%	1.42%	1.36%
Portfolio turnover rate	58%	50%	81%	79%	111%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%
Year Ended December 31, 2008	1.38%

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY FUND	23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$8 .50	$8 .82	$7 .92	$5 .74	$10 .33
Income (loss) from investment operations:
Net investment income[2]	0 .11	0 .08	0 .05	0 .05	0 .07
Net realized and unrealized gain (loss)	1 .06	(0 .32)	0 .91	2 .19	(4 .59)

Total from investment operations	1 .17	(0 .24)	0 .96	2 .24	(4 .52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .11)	(0 .08)	(0 .06)	(0 .06)	(0 .04)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	(0 .03)

Total dividends and/or distributions to shareholders	(0 .11)	(0 .08)	(0 .06)	(0 .06)	(0 .07)
Net asset value, end of period	$9 .56	$8 .50	$8 .82	$7 .92	$5 .74

Total Return, at Net Asset Value[3]	13.82%	(2.75)%	12.19%	39.06%	(43.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,969	$31,435	$52,565	$58,651	$43,904
Average net assets (in thousands)	$29,733	$50,054	$55,247	$48,784	$68,817
Ratios to average net assets:[4]
Net investment income	1 .19%	0 .93%	0 .59%	0 .80%	0 .82%
Total expenses[5]	0 .84%	0 .81%	0 .83%	0 .90%	0 .80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .84%	0 .81%	0 .83%	0 .88%	0 .79%
Portfolio turnover rate	58%	50%	81%	79%	111%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%
Year Ended December 31, 2008	0.80%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Equity Fund (the “Fund”), formerly Oppenheimer Equity Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

OPPENHEIMER EQUITY FUND	25

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

26	OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,957,095	$—	$423,889,535	$275,793,731

1. As of December 31, 2012, the Fund had $419,356,617 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$ 17,838,449
2017	401,518,168

Total	$419,356,617

2. As of December 31, 2012, the Fund had $1,208,281 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $3,324,637 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2012, the Fund utilized $81,516,663 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 30, 2011, the Fund utilized $122,694,572 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$16,468	$16,468

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

OPPENHEIMER EQUITY FUND	27

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$14,267,836	$9,625,899

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,087,084,529
Federal tax cost of other investments	(1,928)

Total federal tax cost	$1,087,082,601

Gross unrealized appreciation	$292,999,839
Gross unrealized depreciation	(17,206,108)

Net unrealized appreciation	$275,793,731

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

28	OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER EQUITY FUND	29

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

30	OPPENHEIMER EQUITY FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER EQUITY FUND	31

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$164,484,509	$—	$—	$164,484,509
Consumer Staples	140,304,565	11,126,424	—	151,430,989
Energy	151,325,271	—	—	151,325,271
Financials	167,129,466	5,630,598	—	172,760,064
Health Care	167,764,224	21,648,868	—	189,413,092
Industrials	155,140,326	—	—	155,140,326
Information Technology	243,446,449	—	—	243,446,449
Materials	74,794,425	—	—	74,794,425
Telecommunication Services	26,079,195	—	—	26,079,195
Utilities	22,606,938	—	—	22,606,938
Investment Company	11,395,337	—	—	11,395,337

Total Investments, at Value	1,324,470,705	38,405,890	—	1,362,876,595
Other Financial Instruments:
Foreign currency exchange contracts	—	524	—	524

Total Assets	$1,324,470,705	$38,406,414	$—	$1,362,877,119

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(2,076)	$—	$(2,076)

Total Liabilities	$—	$(2,076)	$—	$(2,076)

32	OPPENHEIMER EQUITY FUND

2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Healthcare	$(22,897,069)	$22,897,069

Total Assets	$(22,897,069)	$22,897,069

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.10 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	4,444,203	$41,106,844	6,742,845	$60,171,634
Dividends and/or distributions reinvested	1,370,114	12,968,883	1,021,802	8,613,793
Redeemed	(21,975,166)	(204,485,621)	(28,674,255)	(254,606,026)

Net decrease	(16,160,849)	$(150,409,894)	(20,909,608)	$(185,820,599)

Class B
Sold	344,650	$2,910,179	775,412	$6,396,344
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,430,172)	(12,175,686)	(2,211,427)	(18,451,246)

Net decrease	(1,085,522)	$(9,265,507)	(1,436,015)	$(12,054,902)

OPPENHEIMER EQUITY FUND	33

NOTES TO FINANCIAL STATEMENTS / (Continued)

3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class C
Sold	896,230	$7,655,540	1,200,244	$9,893,176
Dividends and/or distributions reinvested	8,497	74,434	—	—
Redeemed	(1,621,897)	(13,896,856)	(1,866,934)	(15,282,425)

Net decrease	(717,170)	$(6,166,882)	(666,690)	$(5,389,249)

Class N
Sold	440,239	$3,937,405	586,800	$5,078,881
Dividends and/or distributions reinvested	9,670	89,734	5,846	48,350
Redeemed	(1,422,360)	(12,905,495)	(1,689,956)	(14,872,404)

Net decrease	(972,451)	$(8,878,356)	(1,097,310)	$(9,745,173)

Class Y
Sold	1,896,017	$16,472,852	998,109	$8,919,325
Dividends and/or distributions reinvested	29,675	280,810	32,003	269,788
Redeemed	(3,640,647)	(32,904,300)	(3,290,332)	(28,609,549)

Net decrease	(1,714,955)	$(16,150,638)	(2,260,220)	$(19,420,436)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$801,597,247	$973,846,317

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $ 100 million	0.75%
Next $ 100 million	0.70
Next $ 100 million	0.65
Next $ 100 million	0.60
Next $ 100 million	0.55
Over $500 million	0.50

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

34	OPPENHEIMER EQUITY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2012, the Fund paid $2,655,673 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class C	$3,821,119
Class N	1,091,402

OPPENHEIMER EQUITY FUND	35

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$171,189	$70	$67,428	$3,139	$167

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $29,103 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended December 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$46,991

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to

36	OPPENHEIMER EQUITY FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

OPPENHEIMER EQUITY FUND	37

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $524, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$524	Unrealized depreciation on foreign currency exchange contracts	$2,076

38	OPPENHEIMER EQUITY FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Foreign currency transactions	Total
Equity contracts	$23,053	$—	$23,053
Foreign exchange contracts	—	68,969	68,969
Volatility contracts	(2,670,415)	—	(2,670,415)

Total	$(2,647,362)	$68,969	$(2,578,393)

*Includes purchased options contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized gain or (Loss) Recognized on Derivatives
Derivatives not Accounted for as Hedging Instruments	Investments*	Translation of assets and liabilities denominated in foreign currencies	Total
Foreign exchange contracts	$—	$(1,552)	$(1,552)
Volatility contracts	1,586,699	—	1,586,699

Total	$1,586,699	$(1,552)	$1,585,147

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $21,203 and $356,091, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

OPPENHEIMER EQUITY FUND	39

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $67,377 and $9,417 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of December 31, 2012, the Fund had no outstanding written or purchased options.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In

40	OPPENHEIMER EQUITY FUND

7. Subsequent Event (Continued)

addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

OPPENHEIMER EQUITY FUND	41

NOTES TO FINANCIAL STATEMENTS / (Continued)

8. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

42	OPPENHEIMER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, formerly Oppenheimer Equity Fund, Inc., including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Equity Fund for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expresses an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

OPPENHEIMER EQUITY FUND	43

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $28,642,831 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2012, the maximum amount allowable but not less than $29,577 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44	OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment. The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Julie Van Cleave and Mitch Williams, the

OPPENHEIMER EQUITY FUND	45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/(Continued)

portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds. The Board noted that the Fund outperformed its performance universe median for the three-year period, although it underperformed its performance universe median for the one-, five- and ten-year periods. The Board also considered Management’s assertion that the Fund’s recent underperformance was driven by the value portion of the Fund, as the growth portion performed in line with its peers. The Board also noted that underperformance resulted from the market’s focus on macroeconomic events and the short-term volatility spikes surrounding those events, rather than on individual company fundamentals.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large-cap core funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as its total expenses, were lower than that of the respective expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

46	OPPENHEIMER EQUITY FUND

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances

OPPENHEIMER EQUITY FUND	47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48	OPPENHEIMER EQUITY FUND

TRUSTEES AND OFFICERS BIOS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER EQUITY FUND	49

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50	OPPENHEIMER EQUITY FUND

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010);

OPPENHEIMER EQUITY FUND	51

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

William F. Glavin, Jr., Continued	Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Williams, Kotlarz, Gabinet and Mss. Van Cleave and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Julie Van Cleave, Vice President (since 2010) Age: 53	Vice President of the Sub-Adviser (since April 2010); a Chartered Financial Analyst. Prior to joining the Sub-Adviser, a Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management (December 2002-February 2009). Prior to 2002, a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2008) Age: 44	Vice President of the Sub-Adviser (since July 2006); CFA and a Senior Research Analyst of the Sub-Adviser (since April 2002). Prior to joining the Sub-Adviser, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Michael Kotlarz, Vice President (since 2012) Age: 40	Vice President and Senior Research Analyst of the Sub-Adviser (since March 2008). Prior to joining the Sub-Adviser, a Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). Mr. Kotlarz is a portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of

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Arthur S. Gabinet, Continued	Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011- December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER EQUITY FUND	53

OPPENHEIMER EQUITY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER EQUITY FUND	55

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,600 in fiscal 2012 and $24,100 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $1,950 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $716,063 in fiscal 2012 and $416,820 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2013